UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 31, 2005

OPTEUM MORTGAGE ACCEPTANCE CORPORATION (as company under a Pooling and Servicing Agreement, dated as of January 1, 2005, providing for, inter alia, the issuance of Asset-Backed Pass-Through Certificates, Series 2005-1)


                     Opteum Mortgage Acceptance Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                   333-120965                     90-0098699
  -----------------            ------------              -------------------
   (State or Other             (Commission                (I.R.S. Employer
    Jurisdiction               File Number)              Identification No.)
  of Incorporation)


   W. 115 Century Road
   Paramus, New Jersey                                           07652
  ---------------------                                       ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code, is (201) 225-2006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of January 1, 2005 among Opteum Mortgage Acceptance Corporation, as company, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee. (In accordance with Rule 202 of Regulation S-T, Exhibit H, the mortgage loan schedule, is being filed in paper pursuant to a continuing hardship exemption.)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       OPTEUM MORTGAGE ACCEPTANCE CORPORATION


                                       By: /s/ Frank Plenskofski
                                          -----------------------------------
                                       Name:  Frank Plenskofski
                                       Title: Vice President and Treasurer


Dated: February 15, 2005

                                  EXHIBIT INDEX


                   Item 601 (a) of            Sequentially
Exhibit            Regulation S-K             Numbered
Number             Exhibit No.                Description             Page
------             -----------                -----------             ----
1                  4                          Pooling and             5
                                              Servicing Agreement